UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 16, 2008
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas		77478

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On December 19, 2008, Noble Corporation (the “Company”) issued a press release announcing that its Board of Directors has approved changing the place of incorporation of the publicly traded parent of the Noble group of companies from the Cayman Islands to Switzerland (the “Transaction”). Certain information regarding the Transaction is included in Item 8.01 below. For additional information regarding the Transaction, please refer to Noble’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.
     Also on December 19, 2008, David W. Williams, Chairman, President and Chief Executive Officer of the Company, sent a letter to all Company employees in connection with the Transaction. A copy of the letter is furnished as Exhibit 99.2 (the “Letter”), which Letter is incorporated by reference herein.
     The information in the Press Release and the Letter is being furnished, and not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release and Letter will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 8.01 Other Events.
     On December 16, 2008, the Board of Directors of the Company approved changing the place of incorporation of the publicly traded parent of the Noble group of companies from the Cayman Islands to Switzerland. The Company’s shareholders will be asked to vote to approve the proposed change at a shareholders’ meeting, which the Company expects to be called in the near future.
     If approved by shareholders, the Company expects the change of the place of incorporation to be effective as soon as practicable following review and approval by the Grand Court of the Cayman Islands, which could occur in early 2009. The reincorporation is expected to be achieved by merging the Company with a newly formed Cayman Islands subsidiary of the new Swiss parent company.
     Upon completion of the Transaction, the Noble parent company will continue to be subject to Securities and Exchange Commission (“SEC”) reporting requirements, and its shares will be listed exclusively on the New York Stock Exchange under the symbol “NE,” the Company’s current trading symbol.
Forward-Looking Statements
     This Current Report may contain “forward-looking statements” about the business, financial performance and prospects of the Company. Statements about the Company’s or management’s plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future, including those regarding the change in place of incorporation, the timing thereof, timing of the shareholders’ meeting, transaction structure, expected benefits of the change and listing on the New York Stock Exchange, are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company’s filings with the SEC.
Important Additional Information Regarding the Transaction will be Filed with the SEC
     In connection with the Transaction, the Company intends to file materials related to the Transaction with the SEC, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE COMPANY. Investors and security holders may obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov or at Noble’s website at www.noblecorp.com. Security holders and other interested parties will also be able to obtain, without charge, copies of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to Investor Relations, Noble Corporation, 13135 South Dairy Ashford, Suite 800, Sugar Land, Texas 77478, telephone number (281) 276-6100.
Participants in Solicitation
     The Company and its directors, executive officers and certain other shareholders of management may be deemed to be participants in the solicitation of proxies from its shareholders with respect to the Transaction. Information about these persons is set forth in the Company’s proxy statement relating to its 2008 Annual Meeting of Shareholders, as filed with the SEC on March 24, 2008. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Transaction that will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press Release dated December 19, 2008.
99.2	—	Letter from David W. Williams to the Employees of Noble dated December 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: December 19, 2008	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer, Treasurer and Controller

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press Release dated December 19, 2008.
99.2	—	Letter from David W. Williams to the Employees of Noble dated December 19, 2008.

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